Leasing Operations	12 Months Ended
Dec. 31, 2012
Future Minimum Rentals
Operating Leases of Lessor Disclosure [Text Block]
Leasing Operations

The Company’s business includes leasing and management of multifamily and commercial properties. For commercial properties owned by the Company, minimum rentals due in future periods under noncancelable operating leases extending beyond one year are as follows:

	As of
($ in thousands)	December 31, 2012
2013	$26,950
2014	26,211
2015	23,924
2016	21,983
2017	19,263
Thereafter	91,874
	$210,205	(1)

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(1) Due to the sale of Metropolitan Midtown on February 1, 2013 (see Note 22 - "Subsequent Events"), all associated retail and office operating leases have been excluded.
The noncancelable leases are with tenants engaged in commercial operations in Alabama, Georgia, Louisiana and North Carolina. Performance in accordance with the lease terms is in part dependent upon the economic conditions of the respective areas. No additional credit risk exposure relating to the leasing arrangements exists beyond the accounts receivable amounts shown in the December 31, 2012 balance sheet. However, financial difficulties of tenants could impact their ability to make lease payments on a timely basis which could result in actual lease payments being less than amounts shown above. Leases with residents in multifamily properties are generally for one year or less and are thus excluded from the above table. Substantially all of the Company’s land, buildings, and equipment represent property leased under the above and other short-term leasing arrangements.
Rental income from continuing operations for 2012, 2011 and 2010 includes percentage rent of $0.3 million, $0.3 million and $0.5 million, respectively. This rental income was earned when certain retail tenants attained sales volumes specified in their respective lease agreements.